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                                                                  Exhibit 23.2










                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated May 24, 1999, except for
Note 8 which is as of June 3, 1999, relating to the financial statements of Brand Dialogue - New York, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PricewaterhouseCoopers LLP
New York, New York
September 3, 1999